Exhibit 77Q(1)(d)

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective November 16, 2012  is incorporated by reference to exhibit (n) of post-effective amendment No. 98 to the Registration Statement filed on Form Type 485BPOS on November 29, 2012 (Accession No. 0001193125-12-485892).